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                                                             Exhibit 10.3.1.b

                                SECOND AMENDMENT

                                       TO

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT



         THIS SECOND AMENDMENT ("Amendment") is entered into as of June 10, 1994, by and among TELXON CORPORATION, THE RETAIL TECHNOLOGY GROUP, INC., TELETRANSACTION CORP., ITRONIX CORPORATION, MICROOFFICE SYSTEMS TECHNOLOGY, INC., and PTC AIRCO, INC. (jointly and severally, "Borrowers"), CONTINENTAL BANK N.A. and THE BANK OF NEW YORK COMMERCIAL CORPORATION, each a Lender and THE BANK OF NEW YORK COMMERCIAL CORPORATION as Agent (as such terms are defined below).

                                   BACKGROUND
                                   ----------

         Borrowers have entered into a Revolving Credit, Term Loan and Security Agreement dated as of October 20, 1993 with the various financial institutions named therein or which hereafter become a party thereto (collectively, "Lenders") and The Bank of New York Commercial Corporation, as agent for Lenders ("Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which certain financial accommodations are provided to Borrowers.

         Borrowers have requested that Lenders and Agent amend the Loan Agreement to reflect the manner in which the Term Loan shall be borrowed by Borrowers, and Lenders and Agent are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and each Lender and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

         (a) Section 2.4 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                 "2.4 TERM LOAN. (a) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make the Term Loan to Borrowers in a principal amount equal to such Lender's Commitment Percentage of the Term Loan Amount. The Term Loan





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         shall be funded in two installments.  The initial installment shall be in the amount of $1,425,000. The second installment shall be in an amount equal to the lesser of (x) $4,075,000, or (y) the difference between (i) the Term Loan Amount and (ii) $1,425,000.

                 (b) The initial installment of the Term Loan shall be advanced on or about June 10, 1994. Until the second installment of the Term Loan is funded, the Term Loan shall be, with respect to principal, payable commencing on the first day of July, 1994, and on the first day of each month thereafter, in monthly principal installments each in an amount equal to $23,750.00.

                 (c) The second installment of the Term Loan shall be advanced upon satisfaction of the conditions set forth in Sections 8.2 and 8.3 hereof. The Term Loan shall be, with respect to principal, payable commencing on the first day of the month following the month in which the second installment of the Term Loan is advanced and on the first day of each month thereafter, in monthly principal installments each in an amount equal to one-sixtieth (1/60) of the Term Loan Amount.

                 (d) Notwithstanding anything to the contrary in subsections (b) and (c) of this Section 2.4, the unpaid principal balance of the Term Loan shall be due on the fifth anniversary of the date on which the initial installment of the Term Loan was made, subject to acceleration upon the occurrence of an Event of Default (and the expiration of any applicable cure periods) under this Agreement or the termination of this Agreement.

                 (e) The Term Loan shall be evidenced by and subject to the terms and conditions set forth in the secured promissory note ("Term Note") substantially in the form attached hereto as Exhibit 2.4."

         (b) Section 8.3 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                 "8.3  CONDITIONS TO TERM LOAN.    The agreement of Lenders to
         fund the second installment of the Term Loan is subject to the satisfaction of the following conditions precedent:

                 (a) SURVEY. Agent shall have received in form and substance satisfactory to Agent an updated survey of the Texas Real Property reflecting the completion of all improvements on the Texas Real Property.





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                 (b)   APPRAISALS.  Agent shall have received appraisals of
         all improvements on the Texas Real Property conducted by independent third parties who are satisfactory to Agent and which appraisals comply in all respects with the Financial Institutions Reform Recovery and Enforcement Act and are satisfactory to Agent in all respects;

                 (c) COMPLIANCE. Agent shall have received with respect to the improvements upon the Texas Real Property (i) evidence of zoning compliance and (ii) certificates of occupancy; and

                 (d) UK GUARANTY. Agent shall have received the Guaranty of Telxon UK in form and substance satisfactory to Agent."

         3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall become effective when and only when Agent shall have received (a) four (4) copies of this Second Amendment executed by Borrowers and Continental Bank N.A.; (b) an executed Deed of Trust, Assignment of Rents and Security Agreement from Telxon Corporation to Jim Kletke, Esq., as Trustee for the benefit of Agent on the Texas Real Property (the "Deed"); (c) an executed Term Note; (d) a fully paid mortgagee title insurance policy (or binding commitment to issue a title insurance policy, marked to Agent's satisfaction to evidence the form of such policy to be delivered with respect to the Deed, in standard ALTA form with respect to the Texas Real Property and issued by a title insurance company satisfactory to Agent, in an amount equal to $5,500,000, insuring the Deed creates a valid Lien on the Texas Real Property with no exceptions which Agent shall not have approved in writing and no survey exceptions; and (e) Agent shall have received the executed legal opinion of local counsel to Borrowers in Texas in form and substance acceptable to Agent and its counsel which shall cover such matters incident to the transactions contemplated by the Deed as Agent and its counsel may reasonable require.

         4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                 (a) This Second Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                 (b) No Event of Default or Default has occurred and is continuing, or would exist after giving effect to this Second Amendment.

                 (c) Each Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.






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         5.      EFFECT ON THE LOAN AGREEMENT.

         (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. RELEASE. The parties hereto acknowledge that the Deed may be released in accordance with Section 5.19 of the Deed. The parties further acknowledge that any prepayment of the Term Loan in connection with a refinancing solely of the Term Loan shall not result in any early termination fee under Section 13.1 of the Loan Agreement.

         7. GOVERNING LAW. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         9. COUNTERPARTS. This Second Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first written above.

                                           TELXON CORPORATION

                                           By: /s/ Dan R. Wipff
                                               ------------------------------
                                               Dan R. Wipff, President
                                               3330 West Market Street
                                               Akron, Ohio  44333

                      (SIGNATURES CONTINUED ON NEXT PAGE)





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                                           THE RETAIL TECHNOLOGY GROUP, INC.

                                           By: /s/ Fred L. Graf
                                              ------------------------------
                                              Fred L. Graf, Treasurer
                                              3330 West Market Street
                                              Akron, Ohio  44333

                                           TELETRANSACTION CORP.

                                           By:  /s/ Dan R. Wipff
                                              ------------------------------
                                              Dan R. Wipff, President
                                              3330 West Market Street
                                              Akron, Ohio  44333

                                           ITRONIX CORPORATION

                                           By:  /s/ Lawrence L. Allman
                                              ------------------------------
                                           Title:  President & CEO
                                                 ---------------------------
                                           South 801 Stevens
                                           Spokane, WA  99204

                                           MICROOFFICE SYSTEMS TECHNOLOGY, INC.

                                           By:  /s/ Dan R. Wipff
                                              ------------------------------
                                              Dan R. Wipff, President
                                              3330 West Market Street
                                              Akron, Ohio  44333

                                           PTC AIRCO, INC.

                                           By:  /s/ Dan R. Wipff
                                              ------------------------------
                                              Dan R. Wipff, President
                                              3330 West Market Street
                                              Akron, Ohio  44333

                                           THE BANK OF NEW YORK COMMERCIAL
                                           CORPORATION, as Lender and as Agent

                                           By:  /s/ Daniel J. Murray
                                              ------------------------------
                                              Daniel J. Murray, Vice President
                                              350 Fifth Avenue
                                              New York, New York  10036

                                           COMMITMENT PERCENTAGE:  50%

                                           CONTINENTAL BANK, N.A.

                                           By:  /s/ Jerome P. Sepich
                                              ------------------------------
                                              Jerome P. Sepich, Vice President
                                              231 S. LaSalle Street
                                              Chicago, IL 60697

                                           COMMITMENT PERCENTAGE:  50%





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